SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                -------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                     TEMPLETON GLOBAL SMALLER COMPANIES FUND
                -------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:









                    TEMPLETON FOREIGN SMALLER COMPANIES FUND,
               A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND

                        IMPORTANT SHAREHOLDER INFORMATION

     These materials are for a Special Joint Meeting of Shareholders of Templeton Foreign Smaller Companies Fund, a series of Franklin Templeton International Trust, and Templeton Global Smaller Companies Fund (together, the "Funds," and individually, each a "Fund") scheduled for January 4, 2008 at 10:00 a.m., Pacific time. The enclosed materials discuss the proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Special Joint Meeting, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Funds in which you are invested. If you specify a vote on all Proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, your proxy will be voted "FOR" such Proposal(s). If you simply sign, date and return the proxy card(s), but do not specify a vote on any Proposal, your proxy will be voted "FOR" all Proposals on which you are entitled to vote.

     WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD(S) AND RETURN IT (THEM) TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUNDS MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL SOLICITATIONS, INCLUDING OTHER MAILINGS. IF YOU OWN SHARES OF BOTH FUNDS, YOU WILL RECEIVE A PROXY CARD FOR EACH FUND. PLEASE COMPLETE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE.

     WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL COMPUTRESHARE FUND SERVICES, AT 1-866-492-5764. AGENTS ARE AVAILABLE 9:00 A.M. - 11:00 P.M., EASTERN TIME, MONDAY THROUGH FRIDAY, AND 12:00 P.M.-6:00 P.M., EASTERN TIME, SATURDAY.

------------------------------------------------------------------------------
                          TELEPHONE AND INTERNET VOTING

FOR  YOUR  CONVENIENCE,  YOU MAY BE ABLE TO VOTE BY  TELEPHONE  OR  THROUGH  THE
INTERNET,  24  HOURS A DAY.  IF  YOUR  ACCOUNT  IS  ELIGIBLE,  INSTRUCTIONS  ARE
ENCLOSED.
-------------------------------------------------------------------------------




                    TEMPLETON FOREIGN SMALLER COMPANIES FUND,
               A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

     A Special Joint Meeting of Shareholders (the "Meeting") of the Templeton Foreign Smaller Companies Fund, a series of Franklin Templeton International Trust, and Templeton Global Smaller Companies Fund (together, the "Funds," and individually each a "Fund") will be held at the Funds' offices located at One Franklin Parkway, San Mateo, California 94403-1906 on January 4, 2008 at 10:00 a.m., Pacific time.

     During the Meeting,  shareholders  of each Fund will vote on the  following
Proposals:

          1. To approve a new investment management agreement between the Fund and Franklin Templeton Investments Corp. ("FTIC").

          2. To approve a new subadvisory agreement between FTIC and Templeton Investment Counsel, LLC.

                                          By Order of the Boards of Trustees,

                                          Craig S. Tyle
                                          VICE PRESIDENT

November 12, 2007


------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN ALL OF THE PROXY CARDS YOU RECEIVE IN THE ENCLOSED SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------



                                 PROXY STATEMENT

                                TABLE OF CONTENTS


                                                                           PAGE
Information About Voting                                                     1
  Who is asking for my vote?                                                 1
  Who is eligible to vote?                                                   1
  On what issues am I being ask to vote?                                     1
  How does the Board of my Fund recommend that I vote?                       1
  How do I ensure that my vote is accurately recorded?                       2
  May I revoke my proxy?                                                     2
  What if my shares are held in a brokerage account?                         2

Introduction to the Proposals                                                2

Proposal 1:  To Approve a New Investment Management Agreement
             with Franklin Templeton Investments Corp.
Proposal 2:  To Approve a New Subadvisory Agreement Between
             Franklin Templeton Investments Corp. and Templeton
             Investment Counsel, LLC                                         4

Additional Information About the Funds                                      14

Further Information About Voting and the Meeting                            16

EXHIBITS

Exhibit A -  New Investment Management Agreement Between Franklin          A-1
             Templeton International Trust, on behalf of Templeton
             Foreign Smaller Companies Fund, and Franklin Templeton
             Investments Corp.

Exhibit B -  New Investment Management Agreement Between Templeton         B-1
             Global Smaller Companies Fund and Franklin
             Templeton Investments Corp.

Exhibit C -  Form of New Sub-Advisory Agreement Between Franklin           C-1
             Templeton Investments Corp. and Templeton Investment
             Counsel, LLC

Exhibit D -  Outstanding Shares and Classes of the Funds as of             D-1
             November 2, 2007, the Record Date

Exhibit E -  Entities Owning Beneficially More Than Five Percent of        E-1
             the Outstanding Shares of Any Class of the Funds as of November 2, 2007





                    TEMPLETON FOREIGN SMALLER COMPANIES FUND,
               A SERIES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND

                                 PROXY STATEMENT

o INFORMATION ABOUT VOTING

     WHO IS ASKING FOR MY VOTE?

     The Boards of Trustees (together, the "Boards" and, each individually, a "Board") of Franklin Templeton International Trust ("FTIT"), on behalf of Templeton Foreign Smaller Companies Fund (the "Foreign Fund"), and Templeton Global Smaller Companies Fund (the "Global Fund," and, together with the Foreign Fund, the "Funds" and, each individually, a "Fund"), in connection with a Special Joint Meeting of Shareholders of the Funds to be held on January 4, 2008 (the "Meeting"), have requested your vote on several matters.

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on November 2, 2007, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record of a Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to that Fund presented at the Meeting. The Notice of Special Joint Meeting, the proxy cards and the proxy statement were first mailed to shareholders of record on or about November 12, 2007.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

     Shareholders are being asked to vote on the following Proposals:

     For each Fund (voting separately by Fund),

          1. to approve a new investment management agreement between the Fund and Franklin Templeton Investments Corp. ("FTIC"); and

          2. to approve a new subadvisory agreement between FTIC and Templeton Investment Counsel, LLC ("TICL").

     HOW DOES THE BOARD OF MY FUND RECOMMEND THAT I VOTE?

     The Board of each Fund unanimously recommends that you vote:

          1. FOR the approval of a new investment management agreement between such Fund and FTIC (shareholders of each Fund voting separately by Fund); and

          2. FOR the approval of a new subadvisory agreement between FTIC and TICL (shareholders of each Fund voting separately by Fund).

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card(s). If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals on which you are entitled to vote, your proxy card will be voted as you indicate. However, with respect to any Proposal on which you are entitled to vote but for which you do not specify a vote, your proxy card will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals on which you are entitled to vote your shares will be voted FOR all Proposals on which you are entitled to vote.

     MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the appropriate Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

     WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

     If your shares are held by your broker, in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the appropriate Fund.

INTRODUCTION TO THE PROPOSALS

     In September 2007, Mr. Tucker Scott, who had been the portfolio manager with the primary responsibility for the day-to-day portfolio management of both Funds, assumed new, additional responsibilities within Franklin Templeton Investments. In light of these changes in Mr. Scott's responsibilities, Fund management determined that it would be in the best interests of the Funds' shareholders to reassign Mr. Scott's responsibilities in managing global small cap equity advisory accounts, including serving as the lead portfolio manager of each of the Funds. As a result, Fund management proposed to the Board of each Fund that FTIC, an indirect wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), assume primary day-to-day portfolio management responsibilities for both of the Funds. Fund management advised the Boards that Mr. Bradley A. Radin, Senior Vice-President, Portfolio Manager/Research Analyst of FTIC, has had extensive experience in managing global small cap equity accounts. In order for FTIC to provide portfolio management services to the Funds, each Fund would need to enter into an investment management agreement with FTIC. FTIC, located at 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, is registered as an investment adviser with the Ontario Securities Commission and with the U.S. Securities and Exchange Commission (the "SEC"). Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 15.3% respectively, of its outstanding shares as of June 30, 2007. Charles B. Johnson and Rupert H. Johnson, Jr. are each a Trustee and/or officer of each Fund.

     Fund management also recommended that TICL, an indirect wholly-owned subsidairy of Resoureces and an affiliate of FTIC, continued to provide portfolio management services as sub-adviser to both Funds, Cynthia L. Sweeting, Executive Vice President of TICL, has served as a portfolio manager of the Global Fund since 1999 and of the Foreign Fund since 2000. Therefore, Fund management proposed to the Boards that FTIC and TICL enter into a subadvisory agreement with respect to each Fund.

     The appointment of FTIC as the primary investment manager for each Fund, with Mr. Radin as the lead portfolio manager, and the reappointment of TICL as a sub-adviser for each Fund, require shareholder approval. However, due to the timing of Mr. Scott's assumption of his new duties, and the length of time needed to call and conduct a special shareholders' meeting for both Funds, the Boards, at a special telephonic joint meeting held on September 18, 2007 ("September Meeting"), approved the termination of the Funds' prior investment management and subadvisory agreements and approved the interim appointment of FTIC and TICL, as investment manager and sub-adviser, respectively, for each Fund pursuant to interim management agreements (the "Interim IM Agreements") and interim subadvisory agreements (the "Interim Subadvisory Agreements") as permitted under Rule 15a-4(b)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). The Interim IM Agreements and the Interim Subadvisory Agreements are substantially identical to the Funds' prior and proposed new investment management and subadvisory agreements, including fees, except that, by their terms, they will continue in effect for 150 days or until of shareholder approval of new investment management and subadvisory agreements, whichevery occurs first.

     Therefore, shareholders of the Foreign Fund are being asked to approve a new Investment Management Agreement between FTIT, on behalf of the Foreign Fund, and FTIC, and shareholders of the Global Fund are being asked to approve a new Investment Management Agreement between the Global Fund and FTIC (together, the "New IM Agreements"). In addition, shareholders of each Fund are being asked to approve a new Subadvisory Agreement between FTIC and TICL with respect to such Fund (together, the "New Subadvisory Agreements"). The New IM Agreement and the New Subadvisory Agreement for each Fund are substantially the same as the prior and interim investment management agreement and subadvisory agreement for each Fund. Fund management does not believe that the approval of the New IM Agreements and the New Subadvisory Agreements will affect either Fund's investment goal or principal investment strategies or change the principal risks associated with an investment in either Fund.

     Each of these Proposals is described more fully below.

     Proposals 1 and 2 require that shareholders of each Fund approve both Proposal 1 and Proposal 2. If either Proposal 1 or Proposal 2 is not approved by shareholders of a Fund, then the Board of Trustees of such Fund will need to consider what steps to take with respect to the ongoing management of such Fund.

PROPOSAL  1: TO  APPROVE  A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN
             TEMPLETON INVESTMENT CORP.

PROPOSAL 2:  TO  APPROVE A NEW  SUBADVISORY  AGREEMENT  BETWEEN  FRANKLIN
             TEMPLETON   INVESTMENTS   CORP.  AND  TEMPLETON   INVESTMENT
             COUNSEL, LLC

     FOREIGN FUND. Prior to the interim appointment of FTIC, Franklin Advisers, Inc. ("FAI") served as the Foreign Fund's investment manager pursuant to an investment management agreement dated September 20, 1991 ("prior Foreign Fund IM Agreement"). The Board most recently voted to renew the prior Foreign Fund IM Agreement on April 17, 2007. The prior Foreign Fund IM Agreement was last submitted to the shareholders of the Foreign Fund on April 26, 1993 in connection with the Board's recommendation to approve the continuation of the agreement following approval by the initial shareholder of the Foreign Fund on September 10, 1991.

      TICL (including its predecessor, Templeton Investment Counsel, Inc.) served as sub-adviser to the Foreign Fund since 1993, most recently pursuant to a Subadvisory Agreement with FAI dated January 1, 2001 and prior thereto pursuant to a Subadvisory Agreement with FAI last submitted to the shareholders of the Foreign Fund on April 26, 1993 in connection with the Board's recommendation that shareholders approve TICL's predecessor as a new sub-adviser to replace a resigning sub-adviser to the Foreign Fund (together, "TICL Subadvisory Agreement").

     In addition, pursuant to a Sub-Advisory Agreement with TICL dated November 16, 2005 ("FTIML Subadvisory Agreement," together with TICL Subadvisory Agreement, "prior Foreign Fund Subadvisory Agreements"), Franklin Templeton Investment Management Limited, Geneva Brach ("FTIML"), an indirect wholly-owned subsidiary of Resources, also served as a sub-adviser to the Foreign Fund. FTIML's appointment as sub-adviser was to accommodate the continued portfolio management services of Mr. Scott when he temporarily relocated to Geneva, Switzerland. FTIML's appointment as sub-adviser did not result in any material change to the TICL Subadvisory Agreement or in any change in management or control; accordingly, the FTIML Subadvisory Agreement was not required to be submitted to shareholders for their approval.

         The Board of the Foreign Fund most recently voted to renew the prior Foreign Fund Subadvisory Agreements on April 17, 2007.

     For the fiscal year ended October 31, 2007, the aggregate amount of investment management fees paid by the Foreign Fund to FAI, was $4,686,888. From the management fees it received from the Foreign Fund, FAI paid TICL for subadvisory services in the amount of $1,702,178. Pursuant to the terms of the Subadvisory Agreement between TICL and FTIML, FTIML received $855,554 from TICL.

     GLOBAL FUND. Prior to the interim appointment of FTIC as investment manager, TICL served as the Global Fund's investment manager pursuant to an investment management agreement dated June 1, 2004 ("prior Global Fund IM Agreement"). The Board most recently voted to renew the prior Global Fund IM Agreement on May 22, 2007. The prior Global Fund IM Agreement was last submitted to the shareholders of the Global Fund on May 27, 2004, when the sole shareholder approved the prior Global Fund IM Agreement in connection with the reorganization of the Global Fund into a Delaware statutory trust.

     Under a Sub-Advisory Agreement with TICL dated November 16, 2005, FTIML previously served as the Global Fund's sub-adviser ("prior Global Fund Subadvisory Agreement"). The Board of the Global Fund most recently voted to renew the prior Global Fund Subadvisory Agreement on May 22, 2007. FTIML's appointment as sub-adviser was to accommodate the continued portfolio management services of Mr. Scott to TICL when he temporarily relocated to Geneva, Switzerland. FTIML's appointment as sub-adviser did not result in any material change to the prior Global Fund Subadvisory Agreement or in any change in management or control; accordingly, the FTIML Subadvisory Agreement was not required to be submitted to shareholders for their approval.

     For the fiscal year ended August 31, 2007, the aggregate amount of investment management fees paid by Global Fund to TICL, was $11,533,972. From the management fees received, the amount paid by TICL to FTIML for its subadvisory services were $4,726,779.

     At the October 16, 2007 meeting of the Boards ("October Meeting"), Fund management recommended to the Boards of FTIT and the Global Fund, subject to shareholder approval, approval of the New IM Agreements pursuant to which FTIC would serve as each Fund's investment manager, and approval of the New Subadvisory Agreements pursuant to which TICL would serve as each Fund's sub-adviser. The forms of New IM Agreements with respect to the Foreign Fund and Global Fund are included as EXHIBITS A and B to this proxy statement, respectively. The form of the New Subadvisory Agreement with respect to both Funds is included as EXHIBIT C.

     WHY IS FTIC RECOMMENDED TO SERVE AS THE FUNDS' INVESTMENT MANAGER?

     At the September and October Meetings, Fund management recommended to each Board that FTIC serve as each Fund's investment manager with Mr. Radin assuming primary day-to-day portfolio management responsibilities for each Fund. FTIC, an indirect wholly-owned subsidiary of Resources, provides investment advisory, portfolio management, distribution, and administrative services under various management agreements with Canadian funds and with private and institutional accounts. The recommendation was based, in part, on Mr. Radin's extensive experience in managing global small cap equity accounts.

     The directors and principal executive officers of FTIC, as well as their addresses and principal occupations, are set forth in the following table:

 NAME AND ADDRESS               POSITION WITH FTIC AND PRINCIPAL OCCUPATION
------------------------------------------------------------------------------
Donald F. Reed                  Director, President and Chief Executive Officer
200 King Street West
Suite 1500
Toronto, Ontario
Canada M5H 3T4

James E. Cook                   Director and Executive Vice President-Strategic
200 King Street West            Initiatives
Suite 1500
Toronto, Ontario
Canada M5H 3T4

Brad G. Beuttenmiller           Director, Senior Vice President, and Chief
200 King Street West            Counsel - Canada and Corporate Secretary
Suite 1500
Toronto, Ontario
Canada M5H 3T4


     WHY IS TICL RECOMMENDED TO SERVE AS THE FUNDS' SUB-ADVISER?

     TICL has served as sub-adviser to the Foreign Fund and as investment manager to the Global Fund. At the September and October Meetings, Fund management recommended that TICL continue to provide portfolio management services as sub-adviser to the Funds. Fund management also recommended that Ms. Sweeting continue to serve as a portfolio manager of both Funds. Therefore, Fund management recommended that FTIC and TICL enter into the New Subadvisory Agreements with respect to the Funds.

     TICL, with its principal offices at 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394, is a Delaware limited liability company and is an indirect wholly-owned subsidiary of Resources. As a limited liability company, TICL has no directors. TICL's sole member if Templeton Worldwide, Inc. The principal executive officer of TICL is Donald F. Reed, Chief Executive Officer and Chairman, 500 E. Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394. Craig S. Tyle, Vice President of the Funds, also serves as Chief Legal Officer of TICL. Robert C. Rosselot, Secretary of the Global Fund, also serves as Vice President and Secretary of TICL.

     ARE THERE ANY MATERIAL DIFFERENCES BETWEEN THE NEW IM AGREEMENTS AND THE PRIOR IM AGREEMENTS?

     The New IM Agreement and the prior IM Agreement for each Fund are substantially identical in most material respects except for the change in the identity of the investment manager.

     WHAT ARE THE MATERIAL TERMS OF THE NEW IM AGREEMENTS?

     Below is a summary of the material terms of the New IM Agreements.

     SERVICES. FTIC will manage each Fund's assets subject to and in accordance with such Fund's investment objectives and policies, the terms of the New IM Agreements, and any directions that the Board may issue from time to time. FTIC will make all determinations with respect to the investment of each Fund's assets and the purchase and sale of each Fund's investment securities, and will take such steps as may be necessary to implement the same.

     With respect to the Foreign Fund, FTIC will also be responsible for provide for administrative services as may be reasonably required for managing the affairs and conducting the business of the Foreign Fund, including conducting correspondence and other communications with the shareholders of the Fund, maintaining all internal bookkeeping, accounting and auditing services in connection with the Foreign Fund's investment and business activities. FTIC will engage Franklin Templeton Services, LLC to provide such services to the Foreign Fund.

     MANAGEMENT FEES. Pursuant to the New IM Agreements, the rate of the monthly fee payable to FTIC by each Fund is identical to the fee paid by the Funds under the prior IM Agreements, and shall be based upon the following annual rates of each Fund's daily net assets:

      FOREIGN FUND                                           GLOBAL FUND
---------------------------------       -------------------------------------
1.0% of the value of net                0.75% of the value of net assets up
assets up to and including              to and including $1 billion;
$100,000,000;

0.90% of the value of net               0.73% of the value of net assets over
assets over $100,000,000 up to          $1 billion, up to and including $5
and including $250,000,000;             billion ;

0.80% of the value of net               0.71% of the value of net assets over
assets over $250,000,000 up to          $5 billion, up to and including $10
and including $500,000,000; and         billion;

0.75% of the value of net               0.69% of the value of net assets over
assets over $500,000,000.               $10 billion, up to and including $15
                                         billion;

                                        0.67% of the value of net assets over
                                        $15 billion, up to and including $20
                                        billion; and

                                        0.65% of the value of net assets over
                                        $20 billion.

     FUND EXPENSES. With respect to Fund expenses, the New IM Agreement for each Fund contains the same provisions as in the prior respective IM Agreement for each Fund. Thus, the obligations of each Fund and the investment manager with respect to Fund expenses remain unchanged.

     BROKERAGE. Under the New IM Agreements, FTIC will seek to obtain the best net price and execution for the Funds. The New IM Agreements recognize that FTIC may place orders on behalf of the Funds with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" provided by that broker.

     LIMITATION OF LIABILITY. The New IM Agreements for the Funds provide that in the absence of FTIC's willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New IM Agreements, FTIC will not be subject to liability to the Funds for any act or omission in providing investment advisory services.

     CONTINUANCE. If shareholders of each Fund approve the New IM Agreements, such agreements will continue until two years from the date of their execution, unless earlier terminated. Each New IM Agreement is thereafter renewable annually for successive periods not to exceed by one year (i) by a vote of a majority of the outstanding voting securities of each Fund or by a vote of the Board of Trustees, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than a Trustee of the Trust), cast in person at a meeting called for the purpose of voting on the Agreement.

     ARE THERE ANY MATERIAL DIFFERENCES BETWEEN THE NEW SUBADVISORY AGREEMENTS AND THE PRIOR SUBADVISORY AGREEMENTS?

     The New Subadvisory Agreement and the prior Subadvisory Agreement with FTIML for each Fund are substantially the same in most material respects, except for the change in investment manager and sub-adviser.

     WHAT ARE THE MATERIAL TERMS OF THE NEW SUBADVISORY AGREEMENTS?

     Below is a summary of the material terms of the New Subadvisory Agreements.

     SERVICES. Subject to the overall policies, control, direction and review of the Funds' Boards of Trustees and to the instructions and supervision of FTIC, TICL will provide certain investment advisory services with respect to securities and investments and cash equivalents in the Funds.

     MANAGEMENT FEES. Under the New Subadvisory Agreement with respect to the Foreign Fund, FTIC will pay TICL a monthly fee based on the following rates:

     0.50% of the value of net assets up to and including $100,000,000;

     0.40% of the value of net assets over $100,000,000, up to and including $250,000,000;

     0.30% of the value of net assets over $250,000,000, up to and including $500,000,000; and

     0.25% of the value of net assets over $500,000,000.

     With regard to the Global Fund, the New Subadvisory Agreement provides that FTIC will pay TICL a monthly fee equal to 45 percent of the advisory fee paid to FTIC by the Global Fund.

     TICL and FTIC will share equally in any voluntary reduction or waiver by FTIC of the management fee due under the New Subadvisory Agreements. TICL also provides investment management services to the Foreign Smaller Company Series of Templeton Institutional Funds, Inc. that has investment goalds and strategies that are similar to those of the Funds. As of October 31, 2007, such series had net assets of approximately $156,625,057. For its services to such series, TICL received an annual fee of 0.75% of the series' average daily net assets for the fiscal year ended December 31, 2007. TICL and the series' administrator have agreed to waive or limit their respective fees payable by such series so that the series' total annual operating expenses do not exceed 0.95% through April 30, 2008.

     PAYMENT OF EXPENSES. During the term of the New Subadvisory Agreements, TICL will pay all expenses incurred by it in connection with the services to be provided by it under the New Subadvisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased by the Funds.

     BROKERAGE. TICL will be responsible for selecting broker-dealers for the execution of each Fund's portfolio transactions consistent with the Fund's brokerage policy and "best execution." The New Subadvisory Agreements authorize FTIC to allocate brokerage business to broker-dealers that provide brokerage and research services as such services are defined in Section 28(e) of the Securities Exchange Act of 1934.

     CONTINUANCE. If shareholders of the Funds approve the New Subadvisory Agreements, each such agreement will continue until two years from the date of its execution, unless earlier terminated. Each New Subadvisory Agreement is thereafter renewable annually for successive periods not to exceed by one year
(i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Fund, and (ii) by a vote of a majority of the Trustees of the Fund who are not parties to the Agreement (other than a Trustee of the Fund), cast in person at a meeting called for the purpose of voting on the Agreement.

     WHY IS THE BOARD OF MY FUND RECOMMENDING APPROVAL OF THE NEW IM AGREEMENT AND THE NEW SUBADVISORY AGREEMENT?

     At the October Meetings, the Board, including a majority of the Independent Trustees, of each Fund approved the New IM Agreements with FTIC and the New Subadvisory Agreements between FTIC and TICL. In considering these matters the Independent Trustees received assistance and advice from and met separately with independent counsel. The following sets forth some of the primary factors relevant to each Board's decision.

     In considering the New IM Agreements with FTIC, the Board of each Fund noted that the terms were substantially identical in most material respects to those of the prior IM Agreements except for the change in investment manager. Consequently, in considering the New IM Agreement, primary consideration was given by each Fund's Board on matters relating to FTIC and Bradley A. Radin, its Senior Vice President, who would be assuming primary day-to-day portfolio responsibilities for both Funds. Information furnished by Fund management as to FTIC covered its personnel operations and financial condition, including its most recent Investment Advisor Registration Form filed with the SEC. In reviewing such material, the Board noted that the policies of FTIC as to various matters, including brokerage allocation and proxy voting, were identical to those of previous investment managers and that its employees were subject to the same Code of Ethics as applied to employees of the previous investment managers. Information furnished as to Mr. Radin included his background and experience, as well as the investment performance of the Templeton Global Smaller Companies Fund (Canada), for which he was lead portfolio manager and with an investment mandate comparable to those of the Funds. The Trustees noted that Mr. Radin had been with the Templeton organization since 1995 where, in addition to managing the aforementioned Canadian Fund, he had managerial responsibility for several institutional accounts as well as research responsibility in the small cap area. Such information also showed that during each of the one, three, five and ten year periods ending June 30, 2007, the performance of the Templeton Global Smaller Companies Fund (Canada) exceeded that of the MSCI World Index, and after adjusting for cost and currency differences, was comparable to the performance of each Fund for the one and five year periods, slightly lower than those of each Fund for the three year period, and higher than those of each Fund for the ten year period.

     In considering approval of the New Subadvisory Agreements between FTIC and TICL, the Board of each Fund noted that such arrangement would permit the Funds to retain the services of Cynthia L. Sweeting who had been involved in the portfolio management of both Funds for over six years. The Boards believed such arrangement to be in the best interests of each Fund from a continuity perspective  taking  into  account  Ms.  Sweeting's  contribution  to  the  past investment performance of each Fund which had met with each Board's satisfaction. The Boards of each Fund also noted that fees paid to TICL under the New Subadvisory Agreement would be paid by FTIC out of its fees under the New IM Agreement, resulting in no additional expense to the Funds.

     The Board of each Fund also took into account the fact that the New IM Agreements and New Subadvisory Agreements would have no effect on non-investment advisory services furnished the Funds by Fund management and its affiliates, including those relating to compliance, shareholder servicing, accounting and internal audit which each Board continuously reviewed and found satisfactory. The Boards also noted that these New Agreements would have no effect on the expense ratios of each Fund which, at the date of their most recent investment management contract renewals were in each case below the median of their respective Lipper selected Expense Groups and would make no change in the level of investment management fees charged which, in this case of both Funds, contained breakpoints beyond their current asset levels. In view of such facts and the quality of services provided by the Funds' manager and its affiliates, the respective Board of each Fund believed that the profits to be realized by the manager and its affiliates under the New IM Agreements and New Subadvisory Agreement were not excessive and that the schedule of fees to be paid thereunder provided a sharing of benefits with each Fund and its shareholders to the extent economies of scale were realized by the manager and its affiliates.

                        THE BOARDS UNANIMOUSLY RECOMMEND
                 THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1 AND 2.

o  ADDITIONAL INFORMATION ABOUT THE FUNDS

        THE ADMINISTRATOR. The administrator of each Fund is Franklin
Templeton Services, LLC ("FT Services"), with offices at One Franklin Parkway, San Mateo, California 94403-1906 and 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly-owned subsidiary of Resources and an affiliate of FTIC and TICL. Pursuant to an administration agreement, FT Services performs certain administrative functions for each Fund. FT Services received the following fees with respect to the Funds for administrative services:


FUND                      AMOUNT                      FOR FISCAL YEAR ENDED
------------------------------------------------------------------------------
Foreign Fund             $  764,917                    October 31, 2007
Global Fund              $1,739,449                    August 31, 2007

     FT Services will continue to act as administrator for the Funds after approval of the New IM Agreements and New Subadvisory Agreements.

     THE UNDERWRITER. The principal underwriter for the Funds is Franklin Templeton Distributors, Inc. ("Distributors"), One Franklin Parkway, San Mateo, California 94403-1906. As principal underwriter, Distributors receives underwriting commissions and 12b-1 fees pursuant to a separate Rule 12b-1 plan adopted by the Board for each Fund, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. For its services, Distributors received the following fees:


FUND                      AMOUNT                    FOR FISCAL YEAR ENDED
------------------------------------------------------------------------------
Foreign Fund             $ 56,640                    October 31, 2007
Global Fund              $560,723                    August 31, 2007


     Distributors will continue to act as principal underwriter for the Funds after approval of the New IM Agreements and New Subadvisory Agreements.

     THE TRANSFER AGENT. The transfer agent and shareholder servicing agent for the Funds is Franklin Templeton Investor Services, LLC ("FTIS"), located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. In connection with its services as transfer agent and shareholder servicing agent for the Funds, FTIS received the following fees:


FUND                      AMOUNT                  FOR FISCAL YEAR ENDED
------------------------------------------------------------------------------
Foreign Fund             $1,143,234                    October 31, 2007
Global Fund              $2,321,345                    August 31, 2007


     FTIS will continue to act as transfer agent and shareholder servicing agent for the Funds after approval of the New IM Agreements and New Subadvisory Agreements.

     THE CUSTODIAN. The custodian for each Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     OTHER MATTERS. Each Fund's audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin
Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     PRINCIPAL SHAREHOLDERS. The outstanding shares and classes of the Funds as of November 2, 2007, the Record Date, are set forth in EXHIBIT D.

     From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of any class or Fund. To the knowledge of the Funds' management, as of November 2, 2007, there were no other entities, except as set forth in EXHIBIT E, owning beneficially more than 5% of the outstanding shares of any class of each Fund.

     In addition, to the knowledge of the Funds' management, as of November 2, 2007, no Board member of a Fund owned 1% or more of the outstanding shares of each Fund, and the Board members and officers of the Funds owned, as a group, less than 1% of the outstanding shares of each Fund.

     CONTACTING THE BOARDS. If a shareholder wishes to send a communication to the Board of a Fund, such correspondence should be in writing and addressed to the Board of that Fund at the Fund's offices as follows: for the Foreign Fund, One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary, and, for the Global Fund, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary. The correspondence will be given to the appropriate Board for review and consideration.

o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Boards. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne by FTIC or its affiliates. The Brokerage firms and others are reimbursed for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Funds expect that the solicitation will be primarily by mail. In addition to solicitation by mail, certain officers and representatives of a Fund or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Computershare Fund Services (the "Solicitor"), has been engaged to assist in the solicitation of proxies, at an estimated cost of $60,050 to $80,285, including expenses. As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.

     Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Boards believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder's full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor may ask for the shareholder's instructions on the Proposals. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. The Solicitor will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm their vote and asking the shareholder to call the Solicitor immediately if their instructions are not correctly reflected in the confirmation.

     If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card(s) originally sent with the proxy statement by mail, by Internet, or by telephone instruction, or attend in person.

     QUORUM. For each Fund, holders of 40% of the outstanding shares of the Fund, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon the Proposals.

     METHOD OF TABULATION. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast, and therefore may have the same effect as a vote "against" a proposal that requires an affirmative majority vote of outstanding shares or of shares present and entitled to vote at the Meeting. Proposals 1 and 2 each require that shareholders of each Fund approve both Proposal 1 and Proposal 2 by the affirmative vote of the lesser of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the Meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund.

     ADJOURNMENT. The Meeting as to either Fund may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers, whether or not quorum is present. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and eachFund's By-Laws, including to allow for the further solicitation of proxies. Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Funds on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of such Funds did not have timely notice, as set forth in the SEC's proxy rules.

     SHAREHOLDER PROPOSALS. The Funds are not required and do not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund's proxy statement for the next meeting of shareholders of that Fund should send his or her written proposal to such Fund's offices: for the Foreign Fund - One Franklin Parkway, San Mateo, California 94403-1906, Attention: Secretary; for Global Fund - 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091,
Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the appropriate Fund's proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the applicable Fund's governing instruments.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy cards will vote on such matters in accordance with the views of management.

                                          By Order of the Boards of Trustees,

                                          Craig S. Tyle, Vice President

November 12, 2007






                                                                      EXHIBIT A

                         INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made as of the _____ day of _______________, 2008, between FRANKLIN TEMPLETON INTERNATIONAL TRUST, a statutory trust organized under the laws of the State of Delaware (the "Trust"), on behalf of its separate series, TEMPLETON FOREIGN SMALLER COMPANIES FUND (hereinafter referred to as the "Fund"), and FRANKLIN TEMPLETON INVESTMENTS CORP. (hereinafter referred to as the "Manager").

     In consideration of the mutual agreements herein made, the Trust, on behalf of the Fund, and the Manager understand and agree as follows:

     l. EMPLOYMENT OF THE MANAGER. The Trust hereby employs the Manager to manage the investment and reinvestment of the Fund's assets and to administer the Fund's affairs, subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or the Trust.

     2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE MANAGER. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

     A. ADMINISTRATIVE  SERVICES. The Manager shall furnish to the Fund adequate
(i) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, and (ii) office furnishings, facilities and equipment as may be reasonably required for managing the affairs and conducting the business of the Fund, including conducting correspondence and other communications with the shareholders of the Fund, maintaining all internal bookkeeping, accounting and auditing services and records in connection with the Fund's investment and business activities. The
Manager shall employ or provide and compensate the executive, secretarial and clerical personnel necessary to provide such services. The Manager shall also compensate all officers and employees of the Trust who are officers or employees of the Manager or its affiliates.

     B. INVESTMENT MANAGEMENT SERVICES.

          (a) The Manager shall manage the Fund's assets subject to and in accordance with the respective investment objectives and policies of the Fund and any directions which the Trust's Board of Trustees may issue from time to time. In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investment securities shall be exercised. The Manager shall render or cause to be rendered regular reports to the Trust, at regular meetings of its Board of Trustees and at such other times as may be reasonably requested by the Trust's Board of Trustees, of (i) the decisions made with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, (ii) the reasons for such decisions and (iii) the extent to which those decisions have been implemented.

          (b) The Manager, subject to and in accordance with any directions which the Trust's Board of Trustees may issue from time to time, shall place, in the name of the Fund, orders for the execution of the Fund's securities transactions. When placing such orders the Manager shall seek to obtain the best net price and execution for the Fund, but this requirement shall not be deemed to obligate the Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The parties recognize that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selecting among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish research, statistical, quotations and other information to the Fund and the Manager in accord with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board of Trustees determines that the Fund will benefit, directly or indirectly, by doing so, the Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of "brokerage and research services" (as defined in Section 28(e) (3) of the Securities Exchange Act of 1934) provided by that broker.

Accordingly, the Trust and the Manager agree that the Manager shall select brokers for the execution of the Fund's transactions from among:

                   (i) Those brokers and dealers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services; and

                  (ii) Those brokers and dealers who supply research, statistical and other data to the Manager or its affiliates which the Manager or its affiliates may lawfully and appropriately use in their investment advisory capacities, which relate directly to securities, actual or potential, of the Fund, or which place the Manager in a better position to make decisions in connection with the management of the Fund's assets and securities, whether or not such data may also be useful to the Manager and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

              (c) It is acknowledged that the Manager may contract with one or more firms to undertake some or all of the Manager's investment management services as set forth herein pursuant to an agreement which is subject to substantially the same provisions as contained in paragraphs 6 and 7.

              (d) When the Manager has determined that the Fund should tender securities pursuant to a "tender offer solicitation," Franklin Templeton Distributors, Inc. ("Distributors") shall be designated as the "tendering dealer" so long as it is legally permitted to act in such capacity under the federal securities laws and rules thereunder and the rules of any securities exchange or association of which Distributors may be a member. Neither the Manager nor Distributors shall be obligated to make any additional commitments of capital, expense or personnel beyond that already committed (other than normal periodic fees or payments necessary to maintain its corporate existence and membership in the National Association of Securities Dealers, Inc.) as of the date of this Agreement. This Agreement shall not obligate the Manager or Distributors (i) to act pursuant to the foregoing requirement under any circumstances in which they might reasonably believe that liability might be imposed upon them as a result of so acting, or (ii) to institute legal or other proceedings to collect fees which may be considered to be due from others to it as a result of such a tender, unless the Fund shall enter into an agreement with the Manager and/or Distributors to reimburse them for all such expenses connected with attempting to collect such fees, including legal fees and expenses and that portion of the compensation due to their employees which is attributable to the time involved in attempting to collect such fees.

               (e) The Manager shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed by the Manager with brokers falling into each of the categories referred to above and the manner in which the allocation has been accomplished.

              (f) The Manager agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's paramount duty to obtain the best net price and execution for each of the Fund.

         C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF SECURITIES REGISTRATION STATEMENTS, AMENDMENTS AND OTHER MATERIALS. The Manager, its officers and employees will make available and provide accounting and statistical information required by the Fund in the preparation of registration statements, reports and other documents required by federal and state securities laws and with such information as the Fund may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Fund's shares.

        D. OTHER OBLIGATIONS AND SERVICES. The Manager shall make its officers and employees available to the Board of Trustees and officers of the Trust for consultation and discussions regarding the administration and management of the Fund and its investment activities.

      3. EXPENSES OF THE FUNDS. It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

        A. Fees and expenses paid to the Manager as provided herein;

        B. Expenses of all audits by independent public accountants;

        C. Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of their shares;

        D. Expenses of obtaining quotations for calculating the value of the Fund's net assets;

        E. Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

        F. Taxes levied against the Fund;

        G. Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;.

        H. Costs, including the interest expense, of borrowing money;

        I. Costs incident to meetings of Board of Trustees and shareholders of the Fund, reports to the Fund's shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund's and the Trust's legal existence;

        J. Legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

        K. Trustees' fees and expenses to trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

        L. Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws; including the printing and mailing of prospectuses to its shareholders;

        M. Trade association dues; and

        N. The Fund's pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums.

      4. COMPENSATION OF THE MANAGER. The Fund shall pay a monthly management fee in cash to the Manager based upon a percentage of the value of the Fund's net assets, calculated as set forth below, as compensation for the services rendered and obligations assumed by the Manager, during the preceding month, on the first business day of the month in each year. The initial management fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement, and shall be reduced by the amount of any advance payments made by the Fund relating to the previous month.

        A. For purposes of calculating such fee, the value of the net assets of the Fund shall be the average daily net assets of the Fund during each month, determined in the same manner as the Fund uses to compute the value of its net assets in connection with the determination of the net asset value of its shares, all as set forth more fully in the Trust's current prospectus and statement of additional information. The rate of the monthly fee payable to the Manager by the Fund shall be based upon the following annual rates:

           1.0% of the value of net assets up to and including $100,000,000;

           0.90% of the value of net assets over $100,000,000 up to and including $250,000,000;

           0.80% of the value of net assets over $250,000,000 up to and including $500,000,000; and

           0.75% of the value of net assets over $500,000,000.

         B. The management fee payable by the Fund shall be reduced or eliminated to the extent that Distributors has actually received cash payments of tender offer solicitation fees less certain costs and expenses incurred in connection therewith as set forth in paragraph 2.B.(d) of this Agreement. The Manager may, from time to time, voluntarily reduce or waive any management fee due to it hereunder.

        C. If this Agreement is terminated prior to the end of any month, the monthly management fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the fiscal quarter during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

      5. ACTIVITIES OF THE MANAGER. The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Trust and Section 10(a) of the 1940 Act, it is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders; that directors, officers, agents or stockholders of the Manager or its affiliates are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act.

      6. LIABILITIES OF THE MANAGER.

         A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

         B. Notwithstanding the foregoing, the Manager agrees to reimburse the Trust for any and all costs, expenses, and counsel and trustees' fees reasonably incurred by the Trust in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, holdings of meetings of its shareholders or trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Trust incurs as the result of action or inaction of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders where the action or inaction necessitating such expenditures (i) is directly or indirectly related to any transactions or proposed transaction in the stock or control of the Manager or its affiliates (or litigation related to any pending or proposed or future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Trust's Board of Trustees; or (ii) is within the control of the Manager or any of its affiliates or any of their officers, directors, employees or stockholders. The Manager shall not be obligated pursuant to the provisions of this Subparagraph 6(B), to reimburse the Trust for any expenditures related to the institution of an administrative proceeding or civil litigation by the Trust or a shareholder seeking to recover all or a portion of the proceeds derived by any stockholder of the Manager or any of its affiliates from the sale of his shares of the Manager, or similar matters. So long as this Agreement is in effect, the Manager shall pay to the Trust the amount due for expenses subject to this Subparagraph 6(B) within 30 days after a bill or statement has been received by the Manager therefor. This provision shall not be deemed to be a waiver of any claim the Trust may have or may assert against the Manager or others for costs, expenses or damages heretofore incurred by the Trust or for costs, expenses or damages the Trust may hereafter incur which are not reimbursable to it hereunder.

         C. No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

     7. TERM AND TERMINATION.

      A. This Agreement shall become effective on the date written below and shall continue in effect for two (2) years thereafter, unless sooner terminated as hereinafter provided and shall continue in effect thereafter for periods not exceeding one (1) year so long as such continuation is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by a vote of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees of the Trust who are not parties to the Agreement (other than as Trustees of the Trust), or interested persons of such party, cast in person at a meeting called for the purpose of voting on the Agreement.

     B. This Agreement:

        (i) may at any time be terminated with respect to the Fund without the payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Manager;

        (ii) shall automatically terminate in the event of its assignment; and

        (iii) may be terminated by the Manager on 60 days' written notice to the Fund.

     C. As used in this Paragraph the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for any such terms in the 1940 Act.

     D. Any notice under this Agreement shall be given in writing addressed and delivered, or mailed post-paid, to the other party at any office of such party.

    8. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    9. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

              (The remainder of this page intentionally left blank)



IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and effective on the _____ day of _______________, 2008.


                                      FRANKLIN TEMPLETON INTERNATIONAL
                                      TRUST, on behalf of TEMPLETON FOREIGN
                                      SMALLER COMPANIES FUND


                                      By: ____________________________


                                      FRANKLIN TEMPLETON INVESTMENTS CORP.


                                      By: ___________________________







                                                                      EXHIBIT B

                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT made as of the _____ day of _______________, 2008, between TEMPLETON GLOBAL SMALLER COMPANIES FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Fund"), and FRANKLIN TEMPLETON INVESTMENTS CORP. (hereinafter referred to as the "Investment Manager").

         In consideration of the mutual agreements herein made, the Fund and the Investment Manager understand and agree as follows:

         (1) The Investment Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund's assets consistent with the provisions of the Fund's Agreement and Declaration of Trust and the investment policies adopted and declared by the Fund's Board of Trustees. In pursuance of the foregoing, the Investment Manager shall make all determinations with respect to the investment of the Fund's assets and the purchase and sale of its investment securities, and shall take all such steps as may be necessary to implement those determinations.

         (2) The Investment Manager is not required to furnish any personnel, overhead items or facilities for the Fund, including trading desk facilities or daily pricing of the Fund's portfolio.

         (3) The Investment Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy and, when applicable, the negotiation of commissions in connection therewith.

         All decisions and placements shall be made in accordance with the following principles:

                  (A) Purchase and sale orders will usually be placed with brokers which are selected by the Investment Manager as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Manager in determining the overall reasonableness of brokerage commissions.

                  (B) In selecting brokers for portfolio transactions, the Investment Manager shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

                  (C) The Investment Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") for the Fund and/or other accounts, if any, for which the Investment Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Investment Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Investment Manager in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness, and frequency of research studies which are provided for the Investment Manager are useful to the Investment Manager in performing its advisory services under its Agreement. Research services provided by brokers to the Investment Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Manager under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Investment Manager for any of its accounts, and not all such research may be used by the Investment Manager for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

                  (D) Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Investment Manager, better prices and execution may be obtained on a commission basis or from other sources.

          (4) The Fund agrees to pay to the Investment Manager a monthly fee in dollars, at the annual rate of the Fund's daily net assets, as listed below, payable at the end of each calendar month:

                    0.75%, up to and including $1 billion
                    0.73% over $1 billion, up to and including $5 billion 0.71% over $5 billion, up to and including $10 billion 0.69% over $10 billion, up to and including $15 billion 0.67% over $15 billion, up to and including $20 billion 0.65% over $20 billion

         Notwithstanding the foregoing, if the total expenses of the Fund (including the fee to the Investment Manager) in any fiscal year of the Fund exceed any expense limitation imposed by applicable State law, the Investment Manager shall reimburse the Fund for such excess in the manner and to the extent required by applicable State law. The term "total expenses," as used in this paragraph, does not include interest, taxes, litigation expenses, distribution expenses, brokerage commissions or other costs of acquiring or disposing of any of the Fund's portfolio securities or any costs or expenses incurred or arising other than in the ordinary and necessary course of the Fund's business. When the accrued amount of such expenses exceeds this limit, the monthly payment of the Investment Manager's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

         (5) This Agreement shall become effective on _______________, 2008 and shall continue in effect until _______________, ____. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in Investment Company Act of 1940 (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of
(a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund's Board of Trustees as a whole.

         (6) Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days' written notice to the other party, provided that termination by the Fund is approved by vote of a majority of the Fund's Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

         (7) This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

         (8) In the event this Agreement is terminated and the Investment Manager no longer acts as Investment Manager to the Fund, the Investment Manager reserves the right to withdraw from the Fund the use of the name "Templeton" or any name misleadingly implying a continuing relationship between the Fund and the Investment Manager or any of its affiliates.

         (9) Except as may otherwise be provided by the 1940 Act, neither the Investment Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part or by reason of reckless disregard of the Investment Manager's duties under this Agreement. It is hereby understood and acknowledged by the Fund that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Investment Manager. It is further understood and acknowledged by the Fund that investment decisions made on behalf of the Fund by the Investment Manager are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Investment Manager will not always be profitable or prove to have been correct.

         (10) It is understood that the services of the Investment Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Investment Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. When the Investment Manager determines to buy or sell the same security for the Fund that the Investment Manager or one or more of its affiliates has selected for clients of the Investment Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Investment Manager, with approval by the Fund's Board of Trustees, to be impartial and fair.

         (11) This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable Federal and state securities laws and any rules, regulations and orders thereunder.

         (12) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         (13) Nothing herein shall be construed as constituting the Investment Manager an agent of the Fund.

              (The remainder of this page intentionally left blank)






         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers.


                                      TEMPLETON GLOBAL SMALLER COMPANIES FUND


                                      By: ____________________________


                                      FRANKLIN TEMPLETON INVESTMENTS CORP.


                                      By: ___________________________







                                                                     EXHIBIT C

                                     Form of

                             SUB-ADVISORY AGREEMENT

   THIS SUB-ADVISORY AGREEMENT made as of _____ day of ____________, 2008, by and between FRANKLIN TEMPLETON INVESTMENTS CORP. ("FTIC"), an Ontario, Canada corporation, and TEMPLETON INVESTMENT COUNSEL, LLC ("TICL"), a Delaware limited liability company

                                   WITNESSETH

     WHEREAS, FTIC and TICL are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and are engaged in the business of supplying investment management services, as an independent contractor;

     WHEREAS, FTIC, pursuant to an investment management agreement ("Investment Management Agreement"), has been retained to render investment advisory services to _________ (the "Fund"), an investment management company registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, from time to time, members of the Fund's portfolio management team will be employed by TICL, and FTIC wishes to enter into this Agreement with TICL to enable such persons to perform their responsibilities as members of the Fund's portfolio management team.

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. FTIC hereby retains TICL and TICL hereby accepts such engagement, to furnish certain investment advisory services with respect to the assets of the Fund, as more fully set forth herein.

                           (a) Subject to the overall policies, control, direction and review of the Fund's Board of Trustees (the "Board") and to the instructions and supervision of FTIC, TICL agrees to provide certain investment advisory services with respect to securities and investments and cash equivalents in the Fund. FTIC will continue to provide all research services in respect of the Fund and have full responsibility for all investment advisory services provided to the Fund.

                           (b) Both TICL and FTIC may place all purchase and sale orders on behalf of the Fund.

                           (c) Unless otherwise instructed by FTIC or the Board, and subject to the provisions of this Agreement and to any guidelines or limitations specified from time to time by FTIC or by the Board, TICL shall report daily all transactions effected by TICL on behalf of the Fund to FTIC and to other entities as reasonably directed by FTIC or the Board.

                           (d) For the term of this Agreement, TICL shall provide the Board at least quarterly, in advance of the regular meetings of the Board, a report of its activities hereunder on behalf of the Fund and its proposed strategy for the next quarter, all in such form and detail as requested by the Board. Any team members shall also be available to attend such meetings of the Board as the Board may reasonably request.

                           (e) In performing its services under this Agreement, TICL shall adhere to the Fund's investment objective, policies and restrictions as contained in the Fund's Prospectus and Statement of Additional Information, and in _______'s Agreement and Declaration of Trust, and to the investment guidelines most recently established by FTIC and shall comply with the provisions of the 1940 Act and the rules and regulations of the SEC thereunder in all material respects and with the provisions of the United States Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies.

                           (f) In carrying out its duties hereunder, TICL shall comply with all reasonable instructions of the Fund or FTIC in connection therewith. Such instructions may be given by letter, telex, telefax or telephone confirmed by telex, by the Board or by any other person authorized by a resolution of the Board, provided a certified copy of such resolutions has been supplied to TICL.

   2. In performing the services described above, TICL shall use its best efforts to obtain for the Fund the most favorable price and execution available. Subject to prior authorization of appropriate policies and procedures by the Board, TICL may, to the extent authorized by law and in accordance with the terms of the Fund's Prospectus and Statement of Additional Information, cause the Fund to pay a broker who provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, in recognition of the brokerage and research services provided by the broker. To the extent authorized by applicable law, TICL shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

                  3.       (a) FTIC shall pay to TICL a monthly fee equal
                               to ________.

         The advisory fee under this Agreement shall be payable on the first business day of the first month following the effective day of this Agreement and shall be reduced by the amount of any advance payments made by FTIC relating to the previous month.

                           (b) FTIC and TICL shall share equally in any voluntary reduction or waiver by FTIC of the management fee due under the Investment Management Agreement between FTIC and the Fund.

                           (c) If this Agreement is terminated prior to the end of any month, the monthly fee shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the total number of calendar days in the month, and shall be payable within 10 days after the date of termination.

     4. It is understood that the services provided by TICL are not to be deemed exclusive. FTIC acknowledges that TICL may have investment responsibilities, render investment advice to, or perform other investment advisory services to other investment companies and clients, which may invest in the same type of securities as the Fund (collectively, "Clients"). FTIC agrees that TICL may give advice or exercise investment responsibility and take such other action with respect to such Clients which may differ from advice given or the timing or nature of action taken with respect to the Fund. In providing services, TICL may use information furnished by others to FTIC and TICL in providing services to other such Clients.

     5. FTIC agrees to use its best efforts in performing the services to be provided by it pursuant to this Agreement.

     6. During the term of this Agreement, TICL will pay all expenses incurred by it in connection with the services to be provided by it under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund and FTIC will be responsible for all of their respective expenses and liabilities.

     7. TICL shall, unless otherwise expressly provided and authorized, have no authority to act for or represent FTIC or the Fund in any way, or in any way be deemed an agent for FTIC or the Fund.

     8. TICL will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where TICL may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

     9. This Agreement shall become effective as of the date first written above and shall continue in effect until ___________, ____. If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Fund's Board of Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Fund's Board of Trustees as a whole.

     10. (a) Notwithstanding the foregoing, this Agreement may be terminated (i) at any time, without the payment of any penalty, by the Board upon written notice to FTIC and TICL,or by vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (ii) by FTIC or TICL upon not less than sixty (60) days' written notice to the other party.

         (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Investment Management Agreement between FTIC and the Fund.

     11. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder on the part of TICL, neither TICL nor any of its directors, officers, employees or affiliates shall be subject to liability to FTIC or the Fund or to any shareholder of the Fund for any error of judgement or mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (b) Notwithstanding paragraph 11(a), to the extent that FTIC is found by a court of competent jurisdiction, or the SEC or any other regulatory agency, to be liable to the Fund or any shareholder (a "liability") for any acts undertaken by TICL pursuant to authority delegated as described in Paragraph 1(a), TICL shall indemnify FTIC and each of its affiliates, officers, directors and employees (each a "Franklin Indemnified Party") harmless from, against, for and in respect of all losses, damages, costs and expenses incurred by a Franklin Indemnified Party with respect to such liability, together with all legal and other expenses reasonably incurred by any such Franklin Indemnified Party, in connection with such liability.

          (c) No provision of this Agreement shall be construed to protect any director or officer of FTIC or TICL from liability in violation of Sections 17(h) or (i), respectively, of the 1940 Act.

     12. In compliance with the requirements of Rule 31a-3 under the 1940 Act, TICL hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund, or to any third party at the Fund's direction, any of such records upon the Fund's request. TICL further agrees to preserve for periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     13. Upon termination of TICL's engagement under this Agreement or at the Fund's direction, TICL shall forthwith deliver to the Fund, or to any third party at the Fund's direction, all records, documents and books of accounts which are in the possession or control of TICL and relate directly and exclusively to the performance by TICL of its obligations under this Agreement; provided, however, that TICL shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with applicable laws, in which case TICL shall provide the Fund or a designated third party with copies of such retained documents unless providing such copies would contravene such rules, regulations and laws.

     Termination of this Agreement or TICL's engagement hereunder shall be without prejudice to the rights and liabilities created hereunder prior to such termination.

     14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, in whole or in part, the other provisions hereof shall remain in full force and effect. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as closely as legally possible to such invalid provisions.

     15. FTIC will furnish to TICL properly certified or authenticated copies of the resolutions of the Board authorizing the appointment of TICL and approving this Agreement as soon as such copies are available.

     16. Any notice or other communication required to be given pursuant to this Agreement shall be in writing and given by personal delivery or by facsimile transmission and shall be effective upon receipt. Notices and communications shall be given:

                    (i) to TICL:

                        500 East Broward Boulevard
                        Suite 2100
                        Fort Lauderdale, Florida 33394
                        Facsimile:  954-5627-7329

                   (ii) to FTIC:

                        200 King St West ,14th Floor
                        Toronto, Ontario, Canada
                        Facsimile:  416-364-4708

     17. This Agreement shall be interpreted in accordance with and governed by the laws of the State of Florida.

     18. TICL acknowledges that it has received notice of and accepts the limitations of the Fund's liability as set forth in its Agreement and Declaration of Trust. TICL agrees that the Fund's obligations hereunder shall be limited to the assets of the Fund, and that TICL shall not seek satisfaction of any such obligation from any shareholders of the Fund nor from any trustee, officer, employee or agent of the Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers.

                                        FRANKLIN TEMPLETON INVESTMENTS CORP.


                                        By:
                                            ---------------------------------


                                        TEMPLETON INVESTMENT COUNSEL, LLC


                                        By:
                                            ---------------------------------




                                                                     EXHIBIT D

                   OUTSTANDING SHARES AND CLASSES OF THE FUNDS
                    AS OF NOVEMBER 2, 2007, THE RECORD DATE




FUND                                               NUMBER OF OUTSTANDING SHARES
---------------------------------------------   ------------------------------
Franklin Templeton International Trust

  Templeton Foreign Smaller Companies Fund
     Class A Shares                                       19,823,310.96
     Class B Shares                                          346,218.89
     Class C Shares                                        1,559,602.99
     Advisor Class Shares                                  2,472,879.10
                                                        ---------------
          Total                                           24,202,011.94

Templeton Global Smaller Companies Fund
     Class A Shares                                      157,726,581.94
     Class B Shares                                        1,007,130.17
     Class C Shares                                       10,585,375.71
     Advisor Class Shares                                 16,871,878.03
                                                        ---------------
          Total                                          186,190,965.85





                                      D-1





                                                                     EXHIBIT E

               ENTITIES OWNING BENEFICIALLY MORE THAN Five PERCENT OF
                THE OUTSTANDING SHARES OF ANY CLASS OF THE FUNDS
                             AS OF NOVEMBER 2, 2007


                                 NAME AND ADDRESS               SHARE           PERCENTAGE
FUND NAME/CLASS                   OF ACCOUNT                    AMOUNT          OF CLASS (%)
----------------------------------------------------------------------------------------------
 Franklin Templeton
  International Trust

 Templeton Foreign Smaller    John Hancock Life                 5,469,236.60       27.59
  Companies  Fund               Insurance CO USA RPS SEG
  Class A Shares              Funds& Accounting ET-7
                              601 Congress Street
                              Boston, MA  02210-2804

                              NFS LLC FEBO                      2,607,799.76       13.16
                              FIIOC As Agent for Qualified
                               Employee Benefit Plans
                              401K FINOPS-IC Funds
                              100 Magellan Way KW1C
                              Covington, KY 41015


 Templeton Foreign Smaller    Morgan Stanley & Co.                 18,225.66        5.26
 Companies  Fund              Attn: Mutual Fund Operations
 Class B Shares               2 Harborside Financial
                              Center, Floor 3
                              Jersey City, NJ 07311-1114


 Templeton Foreign Smaller    Morgan Stanley & Co.                117,817.36        7.55
 Companies  Fund              Attn: Mutual Fund Operations
 Class C Shares               2 Harborside Financial
                              Center, Floor 3
                              Jersey City, NJ 07311-1114

                              Merrill Lynch Pierce Fenner &       114,045.33        7.31
                              Smith Benefit of Its Customer
                              Attn: Fund Administration
                              4800 Deer Lake Drive East
                              Jacksonville, FL 32246-6486


 Templeton Foreign Smaller    Merrill Lynch Pierce Fenner &     1,419,223.90       57.39
 Companies  Fund              Smith Benefit of Its Customer
 Advisor Class Shares         Attn: Fund Administration
                              4800 Deer Lake Drive East
                              Jacksonville, FL 32246-6486

                               NFS LLC FEBO                       467,450.29       18.90
                               FIIOC As Agent for Qualified
                               Employee Benefit Plans 401K
                               FINOPS-IC Funds
                               100 Magellan Way KW1C
                               Covington, KY 41015



                                      E-1



                                 NAME AND ADDRESS               SHARE           PERCENTAGE
FUND NAME/CLASS                   OF ACCOUNT                    AMOUNT          OF CLASS (%)
----------------------------------------------------------------------------------------------

Templeton Global Smaller
 Companies Fund

Class A Shares                  Edward Jones & Co.             17,646,609.47       11.19
                                Attn: Mutual Fund
                                Shareholder Accounting
                                201 Progress Parkway
                                Maryland Heights, MO
                                63043-3009


 Class B Shares                 Merrill Lynch Pierce Fenner        83,133.53        8.25
                                & Smith Benefit of Its
                                Customer
                                Attn: Fund Administration
                                4800 Deer Lake Drive East
                                Jacksonville, FL 32246-6486


 Class C Shares                 Merrill Lynch Pierce Fenner     2,270,986.01       21.45
                                & Smith Benefit of Its
                                Customer
                                Attn Fund Administration
                                4800 Deer Lake Drive East
                                Jacksonville, FL 32246-6486


 Advisor Class Shares           First Command Bank              9,284,458.29       55.03
                                Trust Department
                                P.O. Box 901075
                                Fort Worth, TX 76101-2075

                                Ellard Co.                      3,333,242.65       19.76
                                C/O Fiduciary Trust Co. Intl.
                                P.O. Pox 3199
                                Church Street Station
                                New York, NY 10008

                                Nationwide Trust Company        1,992,274.24       11.81
                                FBO Franklin Templeton PS
                                401K Plan DTD 10/01/81
                                98 San Jacinto Boulevard
                                Suite 1100
                                Austin, TX 78701-4255



                                                        FTIT-TGSCF PROXY 11/07

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                  Please detach at perforation before mailing.




PROXY                  TEMPLETON GLOBAL SMALLER COMPANIES FUND         PROXY
                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                                 JANUARY 4, 2008

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Global Smaller Companies Fund ("the Global Fund") and appoints STEVEN
J. GRAY, DAVID P. GOSS ROBERT C. ROSSELOT and CRAIG S. TYLE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Global Fund that the undersigned is entitled to vote at the Global Fund's Special Joint Meeting of Shareholders (the "Meeting") to be held at One Franklin Parkway, San Mateo, Calfornia 94403-1906 at 10:00 a.m, Pacific time, on January 4, 2008, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF TEMPLETON GLOBAL SMALLER COMPANIES FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                    VOTE VIA THE INTERNET: HTTPS://WWW.VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                    9999 9999 999


                    Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign.


                    ----------------------------------------------------------
                    Signature


                    ----------------------------------------------------------
                    Signature


                    ---------------------------------------------------------
                    Date                                    FKT_18290A_111207

                                                            YES     NO
                           I PLAN TO ATTEND THE MEETING.    |  |   |  |

                            (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT





                  Please detach at perforation before mailing.




PROXY                TEMPLETON FOREIGN SMALLER COMPANIES FUND            PROXY
                      SPECIAL JOINT MEETING OF SHAREHOLDERS
                                 JANUARY 4, 2008

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Foreign Smaller Companies Fund ("the Foreign Fund") and appoints STEVEN J. GRAY, DAVID P. GOSS, KAREN L. SKIDMORE and CRAIG S. TYLE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Foreign Fund that the undersigned is entitled to vote at the Foreign Fund's Special Joint Meeting of Shareholders (the "Meeting") to be held at One Franklin Parkway, San Mateo, Calfornia 94403-1906 at 10:00 a.m, Pacific time, on January 4, 2008, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN TEMPLETON INTERNATIONAL TRUST, ON BEHALF OF ITS SERIES, TEMPLETON FOREIGN SMALLER COMPANIES FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                    VOTE VIA THE INTERNET: HTTPS://WWW.VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-866-241-6192
                    9999 9999 999


                    Note: Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign.


                    ----------------------------------------------------------
                    Signature


                    ----------------------------------------------------------
                    Signature


                    ---------------------------------------------------------
                    Date                                     FKT_18290B_111407

                                                            YES     NO
                           I PLAN TO ATTEND THE MEETING.    |  |   |  |

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT







                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY



                  Please detach at perforation before mailing.




THE BOARD OF TRUSTEES  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1 AND
2.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: |  |


                                                          FOR  AGAINST  ABSTAIN
Proposal 1: To approve a new investment management         []     []        []
            agreement with Franklin Templeton
            Investments Corp.

Proposal 2: To approve a new aub-advisory Agreement        []     []        []
            bewteen Franklin Templeton Investments
            Corp. and Templeton Investment Cousel, LLC.


             IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY.....TODAY
         PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENEVELOPE.
                  NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.


                                                           FKT__18290A_B 111207